[BECKLEY BANCORP, INC. LETTERHEAD]

April 21, 1997

Dear Fellow Stockholder:

      On behalf of the Board of Directors and management of Beckley Bancorp, Inc., I cordially invite you to attend the 1997 Annual Meeting of Stockholders to be held in the West Virginia Room of the Raleigh County Armory-Civic Center, 200 Armory Drive, Beckley, West Virginia on Tuesday, May 20, 1997, at 10:00 a.m. The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the Annual Meeting. During the Annual Meeting, I will also report on the operations of the Company. Directors and officers of the Company, as well as representatives of Mason & Bashaw, CPA's, A.C., independent accountants, will be present to respond to any questions stockholders may have.

      Whether or not you plan to attend the Annual Meeting, please sign and date the enclosed Proxy Card and return it in the accompanying postage-paid return envelope as promptly as possible. This will not prevent you from voting in person at the Annual Meeting, but will assure that your vote is counted if you are unable to attend the Annual Meeting. YOUR VOTE IS VERY IMPORTANT.

                                          Sincerely,



                                          /s/Duane K. Sellards
                                          Duane K. Sellards
                                          President

--------------------------------------------------------------------------------
                              BECKLEY BANCORP, INC.
                                 200 MAIN STREET
                          BECKLEY, WEST VIRGINIA 25801
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           To be Held on May 20, 1997
--------------------------------------------------------------------------------

      NOTICE IS HEREBY GIVEN that the 1997 Annual Meeting of Stockholders (the "Meeting") of Beckley Bancorp, Inc. ("the Company"), will be held in the West Virginia Room of the Raleigh County Armory-Civic Center, 200 Armory Drive, Beckley, West Virginia on Tuesday, May 20, 1997, at 10:00 a.m.

      A proxy card and a proxy statement for the Meeting are enclosed.

      The Meeting is for the purpose of considering and acting upon the following matters:

            1.    The election of two directors of the Company;

            2. The ratification of the appointment of Mason & Bashaw, CPA's, A.C. as independent auditors of Beckley Bancorp, Inc. for the fiscal year ending December 31, 1997; and

            3. The transaction of such other matters as may properly come before the Meeting or any adjournments thereof. The Board of Directors is not aware of any other business to come before the Meeting.

      Any action may be taken on the foregoing proposals at the Meeting on the date specified above or on any date or dates to which, by original or later adjournment, the Meeting may be adjourned. Stockholders of record at the close of business on April 15, 1997 are the stockholders entitled to vote at the Meeting and any adjournments thereof.

      You are requested to complete and sign the enclosed proxy which is solicited by the Board of Directors and to return it promptly in the enclosed envelope. The proxy will not be used if you attend and vote at the Meeting in person.

                                    BY ORDER OF THE BOARD OF DIRECTORS


                                    /s/Ned H. Ragland, Jr.
                                    Ned H. Ragland, Jr.
                                    Secretary

Beckley, West Virginia
April 21, 1997


--------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO INSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 PROXY STATEMENT
                                       OF
                              BECKLEY BANCORP, INC.
                                 200 MAIN STREET
                          BECKLEY, WEST VIRGINIA 25801
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                                  May 20, 1997
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     General
--------------------------------------------------------------------------------

      This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Beckley Bancorp, Inc. ("Company") to be used at the 1997 Annual Meeting of Stockholders of the Company ("Meeting") which will be held in the West Virginia Room of the Raleigh County Armory-Civic Center, 200 Armory Drive, Beckley, West Virginia on Tuesday, May 20, 1997, 10:00 a.m. local time. The accompanying Notice of Annual Meeting of Stockholders and this proxy statement are being first mailed to stockholders on or about April 21, 1997.

      At the Meeting, stockholders will consider and vote upon (i) the election of two directors, and (ii) the ratification of the appointment of Mason & Bashaw, CPA's, A.C. as independent auditors of the Company for the fiscal year ending December 31, 1997. The Board of Directors of the Company ("Board" or "Board of Directors") knows of no additional matters that will be presented for consideration at the Meeting. Execution of a proxy, however, confers on the designated proxy holder discretionary authority to vote the shares represented by such proxy in accordance with their best judgment on such other business, if any, that may properly come before the Meeting or any adjournment thereof.

--------------------------------------------------------------------------------
                       Voting and Revocability of Proxies
--------------------------------------------------------------------------------

      Stockholders who execute proxies retain the right to revoke them at any time. Unless so revoked, the shares represented by such proxies will be voted at the Meeting and all adjournments thereof. Proxies may be revoked by written notice to the Secretary of the Company at the address above or by the filing of a later dated proxy prior to a vote being taken on a particular proposal at the Meeting. A proxy will not be voted if a stockholder attends the Meeting and votes in person. Proxies solicited by the Board of Directors will be voted in accordance with the directions given therein. Where no instructions are indicated, proxies will be voted "FOR" the nominees for directors set forth below and "FOR" the other listed proposal. The proxy confers discretionary authority on the persons named therein to vote with respect to the election of any person as a director where the nominee is unable to serve, or for good cause will not serve, and matters incident to the conduct of the Meeting.

--------------------------------------------------------------------------------
                 Voting Securities and Principal Holders Thereof
--------------------------------------------------------------------------------

      Stockholders of record as of the close of business on April 15, 1997 ("Record Date"), are entitled to one vote for each share of common stock of the Company ("Common Stock") then held. As of the Record Date, the Company had 601,465 shares of Common Stock issued and outstanding.

      The certificate of incorporation of the Company ("Certificate of Incorporation") provides that in no event shall any record owner of any outstanding Common Stock which is beneficially owned, directly or indirectly, by a person who beneficially owns in excess of 10% of the then outstanding shares of Common Stock (the "Limit") be entitled or permitted to any vote with respect to the shares held in excess of the Limit. Beneficial ownership is determined pursuant to the definition in the Certificate of Incorporation and includes shares beneficially owned by such person or any of his or her affiliates or associates (as such terms are defined in the Certificate of Incorporation), shares which such person or his or her affiliates or associates have the right to acquire upon the exercise of conversion rights or options and shares as to which such person and his or her affiliates or associates have or share investment or voting power, but shall not include shares beneficially owned by any employee stock ownership plan or similar plan of the issuer or any subsidiary.

      The presence in person or by proxy of at least a majority of the outstanding shares of Common Stock entitled to vote (after subtracting any shares held in excess of the Limit) is necessary to constitute a quorum at the Meeting. With respect to any matter, any shares for which a broker indicates on the proxy that it does not have discretionary authority as to such shares to vote on such matter (the "Broker Non-Votes") will not be considered present for purposes of determining whether a quorum is present. In the event there are not sufficient votes for a quorum or to ratify any proposals at the time of the Meeting, the Meeting may be adjourned in order to permit the further solicitation of proxies.

      As to the election of directors, the proxy being provided by the Board enables a stockholder to vote for the election of the nominees proposed by the Board, or to withhold authority to vote for one or more of the nominees being proposed. Under the Company's Bylaws, directors are elected by a majority of votes cast by the shares entitled to vote in the election at a meeting of stockholders at which a quorum is present.

      As to the ratification of independent auditors as set forth in Proposal II and all other matters that may properly come before the Meeting, by checking the appropriate box, a stockholder may: vote "FOR" the item, (ii) vote "AGAINST" the item, or (iii) vote to "ABSTAIN" on such item. Under the Company's Bylaws, unless otherwise required by law, all other matters shall be determined by a majority of votes cast affirmatively or negatively without regard to (a) Broker Non-Votes, or (b) proxies marked "ABSTAIN" as to that matter.

      Persons and groups owning in excess of 5% of the Common Stock are required to file certain reports regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended ("1934 Act"). The following table sets forth, as of the Record Date, certain information as to the Common Stock beneficially owned by persons and groups in excess of 5% of the Common Stock and the ownership of all executive officers and directors of the Company as a group.


                                                                   Percent of Shares of
                                           Amount and Nature of         Common Stock
                                           Beneficial Ownership(1)      Outstanding
                                           -----------------------      -----------

Mr. and Mrs. Tracy L. Riffe                      40,075 (2)                    6.7%
200 Main Street
Beckley, West Virginia  25801

Mr. Ned H. Ragland                               37,999 (3)                    6.3%
603 Club Circle
Daniels, West Virginia 25832

All Directors and Executive Officers as a Group  163,772                      27.2%
(7 persons) (4)

(Footnotes on following page.)

(Footnotes continued from prior page.)

----------------------------------
(1) Includes shares of Common Stock held directly as well as by spouses or minor children, in trust and other indirect ownership, over which shares the individuals effectively exercise sole or shared voting and/or investment power, unless otherwise indicated.
(2) Based on a Schedule 13D dated December 11, 1996. Includes 8,975 shares subject to exercise of options to purchase such shares within sixty days of the Record Date. Includes 1,190 shares granted under the Management Stock Bonus Plan ("MSBP") of which 476 shares are fully vested and 714 shares are held by the MSBP trust.
(3) Based on a Schedule 13D dated December 11, 1996. Includes 8,975 shares subject to exercise of options to purchase such shares within sixty days of the Record Date. Includes 1,190 shares granted under the Management Stock Bonus Plan ("MSBP") of which 476 shares are fully vested and 714 shares are held by the MSBP trust.
(4) Includes options to purchase an additional 17,850 shares and 30,000 shares that are held by the executive officers and directors that may be exercised pursuant to the Company's 1994 Stock Option Plan ("1994 Option Plan") and 1996 Directors Stock Option Plan ("1996 Option Plan"), respectively. Includes shares awarded under the MSBP over which shares the named individuals will exercise sole or shared voting rights. The amount provided excludes 15,329 unallocated, and 7,940 allocated, shares of
      Common Stock over which Directors File, Graybeal, Perry, Ragland, and Riffe exercise shared voting and dispositive power while serving as trustee ("ESOP Trustee") to the Beckley Federal Savings Bank Employee Stock Ownership Plan (the "ESOP") or as a member of the ESOP administrative committee ("ESOP Committee"). Individuals serving as ESOP Trustee or as a member of the ESOP Committee disclaim beneficial ownership with respect to such shares held in a fiduciary capacity.

--------------------------------------------------------------------------------
                 SECTION 16(a) - BENEFICIAL REPORTING COMPLIANCE
--------------------------------------------------------------------------------

      Section 16(a) of the 1934 Act requires the officers and directors of the Company, and persons who own more than ten percent of the Common Stock, to file reports of ownership and changes in ownership of the Common Stock, on Forms 3, 4, and 5, with the Securities and Exchange Commission ("SEC") and to provide copies of those Forms 3, 4, and 5 to the Company. The Company is not aware of any beneficial owner, as defined under Section 16(a), of more than ten percent of the Common Stock.

      Based upon a review of the copies of the forms furnished to the Company, or written representations from certain reporting persons that no Forms 5 were required, the Company believes that all Section 16(a) filing requirements applicable to its executive officers and directors were complied with during the fiscal year ended December 31, 1996.

--------------------------------------------------------------------------------
                       PROPOSAL I - ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

      The Certificate of Incorporation requires that directors be divided into three classes, each of which contains approximately one-third of the Board. The directors shall be elected by the stockholders of the Company for staggered three-year terms, or until their successors are elected and qualified. The Board of Directors currently consists of six members. Two directors will be elected at the Meeting, each to serve for a three-year term, as noted below, or until his successor has been elected and qualified.

      Duane K. Sellards and T. Arnold Graybeal have been nominated by the Board of Directors to serve as directors. Messrs. Sellards and Graybeal are currently members of the Board. If a nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend or the size of the Board may be reduced to eliminate the vacancy. At this time, the Board knows of no reason why a nominee might be unavailable to serve.

      The following table sets forth the nominees and the directors continuing in office, their name, age, the year they first became a director of the Company or the Bank, the expiration date of their current term as a director, and the number and percentage of shares of the Common Stock beneficially owned as of the Record Date. Each director of the Company is also a member of the board of directors of the Bank.

                                                                Shares of
                                 Year First     Current       Common Stock
                                 Elected or     Term to    Beneficially Owned   Percent
Name                  Age(1)    Appointed(2)    Expire             (3)           of Class
----                  ------    ------------    -------           -----          --------

                                  BOARD NOMINEES FOR TERM TO EXPIRE IN 2000

Duane K. Sellards       55          1975         1997               29,993(4)     4.9%

T. Arnold Graybeal      62          1976         1997               15,465(5)      2.5%

                                       DIRECTORS CONTINUING IN OFFICE

Robert N. File          46          1985         1998               22,025(5)      3.6%

Ned H. Ragland, Jr.     55          1984         1998               37,999(5)      6.3%

Tracy L. Riffe          72          1963         1999               40,075(5)      6.7%

James H. Perry, Jr.     65          1979         1999               15,165(5)      2.5%


-----------------------
(1)   At December 31, 1996.
(2)   Refers to the year the individual first became a director of the Bank.
      All directors of the Bank are directors of the Company.
(3) Includes shares of Common Stock held directly as well as by spouses or minor children, in trust and other indirect ownership, over which shares the individuals effectively exercise sole or shared voting and investment power, unless otherwise indicated. For each individual, includes 8,975 shares of Common Stock which may be acquired by the exercise of stock options awarded pursuant to stock option plans which are exercisable within 60 days of the Record Date. For each individual, also includes 714 unvested shares of Common Stock awarded under the MSBP and held by the MSBP trust.
(4)   Includes 2,685 shares held through the ESOP.
(5) Excludes 15,329 unallocated, and 7,940 allocated, ESOP shares of Common Stock held under the Employee Stock Ownership Plan ("ESOP") for which Directors File, Graybeal, Perry, Ragland, and Riffe serve as members of the ESOP Committee and as ESOP Trustees. Such individuals disclaim beneficial ownership with respect to such shares held in a fiduciary capacity. The ESOP purchased such shares for the exclusive benefit of plan employee participants with funds borrowed from the Company. These shares are held in a suspense account and will be allocated among ESOP participants annually on the basis of compensation as the ESOP debt is repaid. The ESOP Committee or the Board instructs the ESOP Trustee regarding investment of ESOP plan assets. The ESOP Trustee must vote all shares allocated to participant accounts under the ESOP as directed by participants. Unallocated shares and shares for which no timely voting direction is received will be voted by the ESOP Trustee as directed by the ESOP Committee.

      The principal occupation of each director and executive officer of the Company is set forth below. All directors and executive officers have held their present positions for five years unless otherwise stated. All of the directors reside in the State of West Virginia.

      Tracy L. Riffe serves as the Chairman of the Board of Directors of the Company and the Bank and was the President of the Bank until his retirement in 1989. Mr. Riffe is the President and is a Director and majority stockholder of Home Land Company, a real estate agency located in Beckley, West Virginia with which he has been associated since 1961.

     James H. Perry, Jr. has been associated with Coldwell Banker as a realtor since November 1994. Between 1987 and November 1994, Mr. Perry sold automotive diagnostic products with Auto Test Products. In the past, Mr. Perry has served as the President of the local Rotary Club and Raleigh County Chamber of Commerce. He is also a past local Chairman of the United Fund.

     Duane K. Sellards is the President and Chief Executive Officer of the Company and has served as President of the Bank since 1989. Prior to that time, he was the Secretary-Treasurer and Chief Financial and Operations Officer of the Bank. Mr. Sellards is a Director of the Beckley-Raleigh County Chamber of Commerce and a director of the Pinecrest Development Corporation. Mr. Sellards is also a member of the Economic Restructuring Committee of Beckley Main Street, and is an associate member of the Estate Planning Council of Southern West Virginia.

     T. Arnold Graybeal has served, since November 1996, as a Vice President, Treasurer, and part owner of Boyce, Graybeal & Sayre, Inc., a consulting company. Between April 1995 and November 1996, Mr. Graybeal served as the Vice President of Finance with Bulk Materials Coal Handling, Inc. From April 1994 to April 1995, he served as Vice President of Finance for Fairchild International. Between August 1992 and April 1994, Mr. Graybeal was the Secretary and Treasurer of Oneida Coal Company, Inc. Between 1991 and 1992, Mr. Graybeal was a business consultant.

     Robert N. File is a partner with the law firm of File, Payne, Scherer & File. Mr. File is a member of the Estate Planning Council of Southern West Virginia and is on the West Virginia University Foundation Planned Giving Advisory Committee. Mr. File is also a director of the Beckley Water Company.

     Ned H. Ragland, Jr. became the proprietor of the Law Office of Ned H. Ragland, Jr. during March 1996. Prior to that time, he was a partner with the law firm of Ragland & Larrick. Mr. Ragland has served as the President of the Raleigh County Board of Education and is a former member of the Rotary Club.

     Brian K. Pate, an executive officer who is not a director, is the Vice President and Chief Financial Officer of the Company and the Bank and has served with the Bank since 1992. Mr. Pate is 35 years of age. Between 1991 and 1992, Mr. Pate was an accountant with R.L. Persinger & Company, an accounting firm in Beckley, West Virginia. Prior to that time, Mr. Pate was an accountant with ConAgra International Fertilizer Co.

Meetings and Committees of the Board of Directors

     The Board of Directors of the Company conducts its business through meetings of the Board and through activities of its committees. All committees act for both the Company and the Bank. During the fiscal year ended December 31, 1996, the Board of Directors held 12 regular meetings and 1 special meeting. No director attended fewer than 75% of the total meetings of the Board of Directors of the Bank and committees during the time such director served during the fiscal year ended December 31, 1996.

     The  Bank has the  following  three  standing  committees  of the  Board of
Directors: 1) the Executive Committee; 2) the Audit Committee; and 3) the Appraisal Committee. The Bank also has a Nominating Committee which is appointed by the Chairman of the Board each year.

      The Audit Committee consists of Directors File, Graybeal, Perry, Ragland, and Riffe. The Audit Committee is responsible for recommending the appointment of the Bank's independent public accountants and meeting with such accountants with respect to the scope and review of the annual audit. The Audit Committee held one meeting during the year ended December 31, 1996.

      The Nominating Committee met one time during the year ended December 31, 1996, and consists of Directors File, Perry, Ragland and Riffe. The Nominating Committee is responsible for nominating persons to serve as directors of the Company. Stockholders seeking to make a nomination must deliver or mail (first class, postage prepaid) a written notice to the Secretary of the Company not less than thirty days nor more than sixty days prior to an annual meeting; provided, however, that if less than thirty-one days' notice of the meeting is given, such written notice must be delivered or mailed, as prescribed, to the Secretary not later than the close of the tenth day following the day on which notice of the meeting was mailed.

Directors' Compensation

      Each member of the Board of Directors, except for the Chairman, received a fee of $500 per month, regardless of the number of meetings attended, for the year ended December 31, 1996. The Chairman received a fee of $800 per month during the year. No additional fees are paid to the Directors for their service on any committee. For the year ended December 31, 1996, director fees totaled $39,600.

      During 1995, options to purchase 2,975 shares of Common Stock were awarded to each Director under the 1994 Option Plan and 1,190 shares of restricted stock (vesting at a rate of 20% per year) were awarded to each Director under the MSBP. During 1996, options to purchase 6,000 shares of Common Stock were awarded to each Director under the 1996 Option Plan. See "--Stock Option Plans" and "-- Management Stock Bonus Plan."

Executive Compensation

      Summary Compensation Table. The following table sets forth the cash and non-cash compensation awarded to or earned by the President and Chief Executive Officer of the Company. No other executive officer of the Company had a salary and bonus during the year ended December 31, 1996 that exceeded $100,000 for services rendered in all capacities to the Company or the Bank.


---------------------------------------------------------------------------------------------------
                                                              Long Term Compensation
                                  Annual Compensation                 Awards
-------------------------------------------------------------------------------------
                                                                           Options/
                                                              Restricted   Securities
Name and                                       Other Annual      Stock     Underlying  All Other
Principal Position  Year    Salary    Bonus    Compensation(1) Awards($)    SARs(#)   Compensation
------------------- ----    ------    -----    --------------- ---------    -------   ------------
Duane K. Sellards   1996   $110,000    $ --       $ 6,000         --         6,000    $17,492 (3)
President and Chief 1995   $100,000    $ --       $ 6,000     $18,594 (2)    2,975    $16,204 (4)
  Executive Officer 1994   $ 94,000    $ --       $ 6,000         --          --      $ 8,944 (5)
---------------------------------------------------------------------------------------------------

------------------------
(1) Includes fees for service on the Board of Directors. Does not include the value of certain other benefits, which do not exceed 10% of the total salary and bonus of the individual.

(Footnotes on following page.)

(Footnotes continued from prior page.)

------------------------
(2) Consists of 1,190 shares that had an average bid/ask price of $15.625/share as of the grant date and a total value of $19,635 based on an average bid/ask price of $16.50/share as of December 31, 1995. Dividends are paid on the restricted stock awarded. At December 31, 1996, Mr. Sellards held 714 shares of restricted stock that had a value of $12,317 (based on an average bid/ask price of $17.25 per share on that date).
(3) Represents an allocation of 1,014 shares of Common Stock under the ESOP based on an average bid/ask price of $17.25 as of December 31, 1996.
(4) Represents an allocation of 982.08 shares of Common Stock under the ESOP based on an average bid/ask price of $16.50 as of December 31, 1995.
(5) Represents an allocation of 650.444 shares of Common Stock under the ESOP based on an average bid/ask price of $13.75 as of December 31, 1994.

Employment Agreement

      The Bank has entered into an employment agreement with President Duane Sellards. The agreement is for a term of three years and has a base salary of $116,000. The agreement is terminable by the Bank for just cause. Just cause is defined in the agreement as termination by reason of personal dishonesty; incompetence; willful misconduct; breach of a fiduciary duty involving personal profit; intentional failure to perform stated duties; willful violation of any law, rule, regulation (other than traffic violations or similar offenses); entering into a final cease-and-desist order; or material breach of any provision of the agreement. If the agreement is terminated for just cause, the employee only receives his salary up to the date of termination. If the Bank terminates the agreement without just cause, the employee is entitled to a continuation of salary from the date of termination through the remaining term of the agreement.

      The agreement provides that in the event of involuntary termination of employment in connection with, or within one year after, any change in control of the Company or Bank, the employee will be paid a lump sum equal to 2.99 times the employee's average compensation during the most recent five years. If a lump sum payment had been made as of December 31, 1996, Mr. Sellards would have received a payment of approximately $282,000. That payment would be an expense to the Bank, reducing net income and the Bank's capital by that amount. The agreement may be renewed annually if the Board of Directors determines that the executive has met its requirements and standards.

Other Benefits

      Pension Plan. The Bank participates in a tax-qualified defined benefit pension plan (the "Pension Plan"). All full-time employees of the Bank are eligible to participate after one year of service and attainment of the age of
21. A qualifying employee becomes fully vested in the Pension Plan upon completion of five years of service or when the normal retirement age of 65 is attained. The Pension Plan is intended to comply with the Employee Retirement Income Security Act of 1974, as amended ("ERISA").

      The Pension Plan provides for monthly payments to each participating employee at normal retirement age. The annual benefit payable under the Pension Plan is equal to 2.0% of final average compensation excluding overtime, commission and bonus pay, ("FAC") multiplied by years of service. Benefits become 100% vested under the Pension Plan upon completion of five years of service. A participant who is vested in the Pension Plan may elect an early retirement at age 55 with 10 years of service, and may elect to receive a reduced monthly benefit. The Pension Plan also provides for payments in the event of disability or death. At December 31, 1996, Duane K. Sellards had 23 years of credited service under the Pension Plan. Total pension expense for 1996, 1995, and 1994 amounted to $11,000, $29,000 and $35,000, respectively.

      Benefits are payable in the form of various annuity alternatives, including a joint and survivor option, or in a lump-sum amount. The following table shows the estimated annual benefits payable under the Pension Plan based on the respective employee's years of benefit service and applicable average annual salary, as calculated under the Pension Plan. For the Plan Year ended December 31, 1996, the highest permissible annual benefit under the Internal Revenue Code ("Code") is $120,000. Benefits under the Pension Plan are not subject to offset for Social Security benefits.

                                          Years of Benefit Service
                   ---------------------------------------------------------------------
                       15             20             25              30             35
                   ---------      ---------      ---------         ------     ----------
 $   20,000        $   6,000      $   8,000      $  10,000         12,000     $   14,000
     40,000           12,000         16,000         20,000         24,000         28,000
     60,000           18,000         24,000         30,000         36,000         42,000
     80,000           24,000         32,000         40,000         48,000         56,000
    100,000           30,000         40,000         50,000         60,000         70,000
    125,000           37,500         50,000         62,500         75,000         87,500
    150,000           45,000         60,000         75,000         90,000        105,000


      Employee Stock Ownership Plan. The Bank has established the ESOP for the exclusive benefit of participating employees. Participating employees are employees who have completed one year of service with the Company or its subsidiary and attained the age of 21.

      The ESOP is funded by contributions made by the Bank in cash or Common Stock. Benefits may be paid either in shares of Common Stock or in cash. The ESOP borrowed funds from the Company to acquire 23,805 shares of the Common Stock issued in the Conversion, representing 4.0% of shares outstanding. This loan is secured by the shares purchased and earnings of ESOP assets. The Company financed the ESOP debt directly. Shares purchased with such loan proceeds will be held in a suspense account for allocation among participants as the loan is repaid.

Management Stock Bonus Plan

      The Board of Directors of the Company adopted a restricted stock program in 1994. The MSBP was approved by the Company's stockholders and by the OTS. 7,140 awards of restricted stock were made under the MSBP. The MSBP authorizes the award of up to 23,805 shares of restricted stock.

Stock Option Plans

      The Board of Directors of the Company adopted the 1994 Option Plan, which was approved by the Company's stockholders and by the OTS. The 1994 Option Plan was originally authorized to issue options covering up to 59,512 shares of stock, of which this amount was reduced by 30,000 shares upon the adoption of the 1996 Option Plan. The 1994 Option Plan is now authorized to issue options covering up to 29,512 shares of stock, of which options covering 29,389 shares had been awarded as of December 31, 1996. Mr. Sellards was awarded options covering 6,000 shares of Common Stock.

      The Board of Directors of the Company adopted the 1996 Option Plan, which did not require stockholder or regulatory approval. Each of the five non-employee Directors received options to purchase 6,000 shares of Common Stock at an exercise price of $18.25 per share of Common Stock. These options are exercisable through June 2006. The 1996 Option Plan is authorized to issue options covering up to 30,000 shares of stock. As of December 31, 1996, all options authorized by the Plan had been awarded.

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR
                              (Individual Grants)
---------------------------------------------------------------------------
                                   Percent of
                     Number of    Total Options/
                     Securities   SARs Granted
                     Underlying   to Employees  Exercise or
                    Options/SARs   in Fiscal     Base Price
       Name         Granted (#)       Year         ($/Sh)     Expiration Date
---------------------------------------------------------------------------
Duane K. Sellards      6,000         51.5%         $18.25     June 10, 2006
President and CEO

---------------------------------------------------------------------------

              AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END
                                     OPTION/SAR VALUES
----------------------------------------------------------------------------------------------
                                                Number of Securities
                                                Underlying Unexercised        Value of Unexercised
                       Shares                       Options/SARs            in-the-Money Options/SARs
                    Acquired on      Value       at Fiscal Year-End             at Fiscal Year-End*
                      Exercise      Realized             (#)                          ($)
       Name             (#)           ($)       Exercisable/Unexercisable   Exercisable/Unexercisable
-----------------------------------------------------------------------------------------------------
Duane K. Sellards        0             0             8,454/521                   $4,834/0
President and CEO
----------------------------------------------------------------------------------------------

-----------------
*   Based on an average bid/ask price of $17.25 per share on December 31, 1996.

--------------------------------------------------------------------------------
                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
--------------------------------------------------------------------------------

      The Bank, like many financial institutions, has followed a policy of granting various types of loans to officers, directors, and employees. The loans have been made in the ordinary course of business and on substantially the same terms, including interest rates, collateral and fees, as those prevailing at the time for comparable transactions with the Bank's other customers, and do not involve more than the normal risk of collectibility, nor present other unfavorable features. All loans by the Bank to its directors and executive officers are subject to OTS regulations restricting loans and other transactions with affiliated persons of the Bank.

--------------------------------------------------------------------------------
             PROPOSAL II -- RATIFICATION OF APPOINTMENT OF AUDITORS
--------------------------------------------------------------------------------

      Mason & Bashaw, CPA's, A.C. was the Company's independent public accountant for the 1996 fiscal year. The Board of Directors has approved the selection of Mason & Bashaw, CPA's, A.C. as its auditors for the 1997 fiscal year, subject to ratification by the Company's stockholders. A representative of Mason & Bashaw, CPA's, A.C. is expected to be present at the Meeting to respond to stockholders' questions and will have the opportunity to make a statement if he or she so desires.

      Ratification of the appointment of the auditors requires the affirmative vote of a majority of the votes cast by the stockholders of the Company at the Meeting. The Board of Directors recommends that stockholders vote "FOR" the ratification of the appointment of Mason & Bashaw, CPA's, A.C. as the Company's auditors for the 1997 fiscal year.

--------------------------------------------------------------------------------
                                  OTHER MATTERS
--------------------------------------------------------------------------------

      The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this proxy statement. However, if any other matters should properly come before the Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the person or persons voting such proxies.

--------------------------------------------------------------------------------
                                  MISCELLANEOUS
--------------------------------------------------------------------------------

      The cost of soliciting proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation.

      The Company's 1996 Annual Report to Stockholders, including financial statements, has been mailed to all stockholders of record as of the close of business on April 15, 1997. Any stockholder who has not received a copy of such Annual Report may obtain a copy by writing to the Chief Financial Officer of the Company. Such Annual Report is not to be treated as a part of the proxy solicitation material or as having been incorporated herein by reference.

--------------------------------------------------------------------------------
                              STOCKHOLDER PROPOSALS
--------------------------------------------------------------------------------

      In order to be eligible for inclusion in the Company's proxy materials for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company's executive offices at 200 Main Street, Beckley, West Virginia 25801, no later than December 22, 1997. Any such proposals shall be subject to the requirements of the proxy rules adopted under the 1934 Act.

--------------------------------------------------------------------------------
                                   FORM 10-KSB
--------------------------------------------------------------------------------

A COPY OF THE CORPORATION'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED DECEMBER 31, 1996 WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO THE CHIEF FINANCIAL OFFICER, BECKLEY BANCORP, INC., 200 MAIN STREET, BECKLEY, WEST VIRGINIA 25801.

                                    BY ORDER OF THE BOARD OF DIRECTORS


                                    /s/Ned H. Ragland, Jr.
                                    Ned H. Ragland, Jr.
                                    Secretary

Beckley, West Virginia
April 21, 1997

--------------------------------------------------------------------------------
                              BECKLEY BANCORP, INC.

--------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 20, 1997
--------------------------------------------------------------------------------

      The undersigned hereby appoints the Board of Directors of Beckley Bancorp, Inc. ("Company"), or its designee, with full powers of substitution, to act as attorneys and proxies for the undersigned, to vote all shares of Common Stock of the Company that the undersigned is entitled to vote at the 1997 Annual Meeting of Stockholders ("Meeting"), to be held in the West Virginia Room of the Raleigh County Armory-Civic Center, 200 Armory Drive, Beckley, West Virginia on Tuesday, May 20, 1997, at 10:00 a.m. and at any and all adjournments thereof, in the following manner:

                                                         FOR       WITHHELD

1.     The election as director of all nominees
       listed below, each for a 3 year term
       (except as marked to the contrary):               |_|          |_|

       Duane K. Sellards
       T. Arnold Graybeal

INSTRUCTIONS: To withhold your vote for any individual nominee, insert the nominee's name on the line provided below.

                                                          FOR   AGAINST  ABSTAIN

2.     The ratification of Mason & Bashaw, CPA's, A.C.
       as independent auditors of Beckley Bancorp, Inc.
       for the fiscal year ending December 31, 1997.      |_|     |_|      |_|

In their discretion, such attorneys and proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournments thereof.

The Board of Directors recommends a vote "FOR" all of the above listed propositions.

--------------------------------------------------------------------------------
THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSITIONS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.
--------------------------------------------------------------------------------

               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

      Should the undersigned be present and elect to vote at the Meeting, or at any adjournments thereof, and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this proxy, the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. The undersigned may also revoke this proxy by filing a subsequently dated proxy or by notifying the Secretary of the Company of his or her decision to terminate this proxy.

      The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Stockholders, a proxy statement dated April 21, 1997 and the 1996 Annual Report to Stockholders.

                                                    Please check here if you
Dated:                              , 1997    |_|   plan to attend the Meeting.
       -----------------------------



-----------------------------------       --------------------------------------
PRINT NAME OF STOCKHOLDER                 PRINT NAME OF STOCKHOLDER



-----------------------------------       --------------------------------------
SIGNATURE OF STOCKHOLDER                  SIGNATURE OF STOCKHOLDER

Please sign exactly as your name appears on this proxy. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

--------------------------------------------------------------------------------
PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.
--------------------------------------------------------------------------------

                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                  Exchange Act of 1934 (Amendment No.       )

Filed by the registrant [X]
Filed by a party other than the registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement     [ ] Confidential, for use of the Commission
                                        Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                              Beckley Bancorp, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
  [X]       No fee required
  [ ]       Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
            0-11.

      (1) Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------
      (2) Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------
      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------
      (4) Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------
      (5)  Total fee paid:
--------------------------------------------------------------------------------
  [ ]   Fee paid previously with preliminary materials.

  [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1) Amount previously paid:
--------------------------------------------------------------------------------
      (2) Form, Schedule or Registration Statement No.:
--------------------------------------------------------------------------------
      (3) Filing Party:
--------------------------------------------------------------------------------
      (4) Date Filed:
--------------------------------------------------------------------------------